Exhibit 4.1

                        NAME CHANGED TO PI SERVICES, INC.
                       Physicians Insurance Services, Ltd.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
                AUTHORIZED: 5,000,000 COMMON SHARES, NO PAR VALUE

      NUMBER                                                        SHARES



This Certifies That                                            SEE REVERSE FOR
                                    SPECIMEN                 CERTAIN DEFINITIONS
                                                             ___________________

  Is The Owner Of                                              CUSIP 719411100
                                                             ___________________
                                                                  NEW CUSIP
                                                                  69339A104


          FULLY PAID AND NON-ASSESSABLE COMMON SHARES, NO PAR VALUE OF

                       Physicians Insurance Services, Ltd.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the Stated of Minnesota, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:

                       Physicians Insurance Services, Ltd.
                            [CORPORATE SEAL OMITTED]
                                    MINNESOTA
______________________                                    ______________________
      PRESIDENT                                                 SECRETARY



                      COUNTERSIGNED:
                      CORPORATE STOCK TRANSFER, INC.
                      3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

                      By _______________________________________________________
                             Transfer Agent and Registrar Authorized Officer


                       Physicians Insurance Services, Ltd.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required


                                    SPECIMEN
________________________________________________________________________________
  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM  -- as tenants in common            UNIF GIFT MIN ACT- .............. Custodian for ..............
                                                                   (Cust.)                     (Minor)
TEN ENT  -- as tenants by the entireties                under Uniform Gifts to Minors

JT TEN   -- as joint tenants with right of              Act of ...........................................
            survivorship and not as                                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.


For value received .......................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
              _____________________________________________________
             |                                                     |
             |                                                     |
             |_____________________________________________________|

                Please print or type name and address of assignee

.................................................................................

.................................................................................

.................................................................................

...........................................................................Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

.................................................................................

.................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated ................20........


SIGNATURE GUARANTEED:                           X_______________________________

                                                X_______________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.